AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 11, 1998
                                              REGISTRATION NOS. 333-62999
                                                             333-62999-01
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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                          ----------------------
                            AMENDMENT NO. 1 TO
                                 FORM S-4
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          ----------------------
                     ISSUER OF NOTES REGISTERED HEREBY

                            OCEAN ENERGY, INC.
          (Exact name of Registrant as specified in its charter)

               DELAWARE               1311               72-127752
            (State or other     (Primary Standard    (I.R.S. Employer
            jurisdiction of        Industrial         Identification
           Incorporation or      Classification           Number)
             organization)        Code Number)

                   GUARANTOR OF NOTES REGISTERED HEREBY
                            OCEAN ENERGY, INC.
          (Exact name of Registrant as specified in its charter)

                 LOUISIANA               1311              72-1210660
              (State or other      (Primary Standard    (I.R.S. Employer
              jurisdiction of         Industrial         Identification
              Incorporation or      Classification          Number)
               organization)         Code Number)

                                               ROBERT K. REEVES
                                          EXECUTIVE VICE PRESIDENT,
                                        GENERAL COUNSEL AND SECRETARY
     1201 LOUISIANA, SUITE 1400           1201 LOUISIANA, SUITE 1400
        HOUSTON, TEXAS 77002                 HOUSTON, TEXAS 77002
           (713) 420-1000                       (713) 420-1000
  (Address, Including Zip Code and     (Address, Including Zip Code and
  Telephone Number, Including Area            Telephone Number,
  Code, of Registrant's Principal     Including Area Code, of Agent For
         Executive Office)                         Service)

                                 Copy to:
                         MICHAEL E. DILLARD, P.C.
                 AKIN, GUMP, STRAUSS, HAUER & FELD, L.L.P.
                      1700 PACIFIC AVENUE, SUITE 4100
                         DALLAS, TEXAS 75201-4675
                              (214) 969-2800
                          ----------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE PUBLIC: As soon as practicable following the effectiveness of this Registration Statement.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
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                                  PART II

                  INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

EXHIBITS

     The following is a complete list of Exhibits filed as part of, or incorporated by reference into this Registration Statement:

   EXHIBIT
    NUMBER                       DESCRIPTION OF EXHIBIT
   --------                      -----------------------

      2.1    ---  Agreement and Plan of Merger, dated as of December
                  22, 1997, by and among the Company, United Meridian Corporation, a Delaware corporation, and OEI Holding Corporation, a Delaware corporation, incorporated by Reference to Exhibit 2.1 to United Meridian Corporation's Current Report on Form 8-K filed on December 23, 1997.

      2.2    ---  Amendment No. 1 to Agreement and Plan of Merger,
                  dated as of January 7, 1997, among the Company, OEI Holding Corporation, a Delaware Corporation, and United Meridian Corporation, a Delaware corporation, Incorporated by reference to Exhibit 2.2 to the Company's Registration Statement on Form S-4 (Registration No. 333-43933).

      2.3    ---  Amendment No. 2 to Agreement and Plan of Merger,
                  dated as of February 20, 1998, among the Company, OEI Holding Corporation, a Delaware corporation, and United Meridian Corporation, a Delaware Corporation, incorporated by reference to Exhibit 2.3 to the Company's Registration Statement on Form S-4 (Registration No. 333-43933).

      4.1    ---  Indenture, dated as of July 8, 1998 between Ocean
                  Energy, Inc. and Norwest Bank Minnesota, National Association, as Trustee, with respect to the 7 5/8% Senior Notes Due 2005, incorporated by reference to
                  Exhibit 10.23 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

      4.2    ---  Indenture, dated as of July 8, 1998 between Ocean
                  Energy, Inc. and Norwest Bank Minnesota, National Association, as Trustee, with respect to the 8 1/4% Senior Notes Due 2018, incorporated by reference to
                  Exhibit 10.24 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

      4.3    ---  Indenture, dated as of July 8, 1998 between Ocean
                  Energy, Inc. and U.S. Bank Trust National
                  Association, as Trustee, with respect to the 8 3/8% Senior Subordinated Notes Due 2008, incorporated by reference to Exhibit 10.22 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

      4.4    ---  Registration Rights Agreement, dated as of July 8,
                  1998, among Ocean Energy, Inc., as issuer, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., J.P. Morgan Securities Inc., Lehman Brothers, Inc. and Salomon Brothers Inc, incorporated by Reference to Exhibit 10.25 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

    **5.1    ---  Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                  as to the legality of the securities being registered.

      8.1    ---  Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                  regarding tax matters (included in Exhibit 5.1).

   **12.1    ---  Computation of ratio of earnings to fixed charges.

   **23.1    ---  Consent of Arthur Andersen LLP.

     23.2    ---  Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                  (included in Exhibit 5.1).

   **23.3    ---  Consent of Netherland, Sewell & Associates, Inc.

   **23.4    ---  Consent of McDaniel & Associates Consultants, Ltd.

   **23.5    ---  Consent of Ryder Scott Company.

     24.1    ---  Power of Attorney (set forth on the signature pages
                  contained in Part II of this Registration Statement).

   **25.1    ---  Statement of Eligibility and Qualification on Form T-
                  1 of U.S. Bank Trust National Association.

    *25.2    ---  Statement of Eligibility and Qualification on Form T-
                  1 of Norwest Bank Minnesota, National Association.

   **99.1    ---  Form of Letter of Transmittal and related documents.

_____________
* Filed herewith
**   Previously filed



                                SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, Texas, on the 11th day of September, 1998.

                              OCEAN ENERGY, INC., a Delaware corporation

                              By:          /s/ ROBERT K. REEVES
                                  -------------------------------------
                                             Robert K. Reeves
                                   Executive Vice President, General
                                   Counsel and Secretary

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and the dates indicated.

     SIGNATURE                     TITLE                     DATE
     ---------                     -----                     ----

         *                   Chairman of the Board           September 11, 1998
-------------------------
   John B. Brock


         *                   President, Chief Executive      September 11, 1998
-------------------------    Officer and Director
  James C. Flores            (Principal Executive Officer)


         *                   Executive Vice President        September 11, 1998
-------------------------    --- Chief Financial Officer
Jonathan M. Clarkson         (Principal Financial Officer)

         *                   Vice President and Controller   September 11, 1998
-------------------------    (Principal Accounting Officer)
Christopher E. Cragg

         *                   Vice Chairman and Director      September 11, 1998
--------------------------
James L. Dunlap

         *                   Director                        September 11, 1998
--------------------------
Thomas D. Clark, Jr.

         *                   Director                        September 11, 1998
--------------------------
Lodwrick M. Cook

         *                   Director                        September 11, 1998
--------------------------
Robert L. Howard

         *                   Director                        September 11, 1998
--------------------------
Elvis L. Mason


         *                   Director                        September 11, 1998
--------------------------
Charles F. Mitchell, M.D.

         *                   Director                        September 11, 1998
--------------------------
James L. Murdy

         *                   Director                        September 11, 1998
--------------------------
David K. Newbigging

         *                   Director                        September 11, 1998
--------------------------
William W. Rucks, IV

                             Director                        -----------------
--------------------------
Matthew R. Simmons

         *                   Director                        September 11, 1998
--------------------------
Milton J. Womack


*By:    /s/ ROBERT K. REEVES
        ----------------------
        Robert K. Reeves
        Attorney-In-Fact

                                SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believes that it meets all of the requirements for filing on Form S-4 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, Texas, on the 11th day of September, 1998.

                              OCEAN ENERGY, INC., a Louisiana corporation

                              By:          /s/ ROBERT K. REEVES
                                  -------------------------------------
                                             Robert K. Reeves
                                   Executive Vice President, General
                                   Counsel and Secretary

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and the dates indicated.

     SIGNATURE                     TITLE                     DATE
     ---------                     -----                     ----

         *              Chairman of the Board           September 11, 1998
---------------------
   John B. Brock


         *              President, Chief Executive      September 11, 1998
---------------------   Officer and Director
  James C. Flores       (Principal Executive Officer)


         *              Executive Vice President        September 11, 1998
---------------------   --- Chief Financial Officer
Jonathan M. Clarkson    (Principal Financial Officer)

         *              Vice President and Controller   September 11, 1998
---------------------   (Principal Accounting Officer)
Christopher E. Cragg

         *              Director                        September 11, 1998
----------------------
Richard G. Zepernick


*By:    /s/ ROBERT K. REEVES
        ----------------------
        Robert K. Reeves
        Attorney-In-Fact


                             INDEX TO EXHIBITS

   EXHIBIT
    NUMBER                       DESCRIPTION OF EXHIBIT
   --------                      -----------------------

      2.1    ---  Agreement and Plan of Merger, dated as of December
                  22, 1997, by and among the Company, United Meridian Corporation, a Delaware corporation, and OEI Holding Corporation, a Delaware corporation, incorporated by Reference to Exhibit 2.1 to United Meridian Corporation's Current Report on Form 8-K filed on December 23, 1997.

      2.2    ---  Amendment No. 1 to Agreement and Plan of Merger,
                  dated as of January 7, 1997, among the Company, OEI Holding Corporation, a Delaware Corporation, and United Meridian Corporation, a Delaware corporation, Incorporated by reference to Exhibit 2.2 to the Company's Registration Statement on Form S-4 (Registration No. 333-43933).

      2.3    ---  Amendment No. 2 to Agreement and Plan of Merger,
                  dated as of February 20, 1998, among the Company, OEI Holding Corporation, a Delaware corporation, and United Meridian Corporation, a Delaware Corporation, incorporated by reference to Exhibit 2.3 to the Company's Registration Statement on Form S-4 (Registration No. 333-43933).

      4.1    ---  Indenture, dated as of July 8, 1998 between Ocean
                  Energy, Inc. and Norwest Bank Minnesota, National Association, as Trustee, with respect to the 7 5/8% Senior Notes Due 2005, incorporated by reference to
                  Exhibit 10.23 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

      4.2    ---  Indenture, dated as of July 8, 1998 between Ocean
                  Energy, Inc. and Norwest Bank Minnesota, National Association, as Trustee, with respect to the 8 1/4% Senior Notes Due 2018, incorporated by reference to
                  Exhibit 10.24 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

      4.3    ---  Indenture, dated as of July 8, 1998 between Ocean
                  Energy, Inc. and U.S. Bank Trust National
                  Association, as Trustee, with respect to the 8 3/8% Senior Subordinated Notes Due 2008, incorporated by reference to Exhibit 10.22 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.

      4.4    ---  Registration Rights Agreement, dated as of July 8,
                  1998, among Ocean Energy, Inc., as issuer, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Chase Securities Inc., J.P. Morgan Securities Inc., Lehman Brothers, Inc. and Salomon Brothers Inc, incorporated by Reference to Exhibit 10.25 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998.


    **5.1    ---  Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                  as to the legality of the securities being registered.

      8.1    ---  Opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                  regarding tax matters (included in Exhibit 5.1).

   **12.1    ---  Computation of ratio of earnings to fixed charges.

   **23.1    ---  Consent of Arthur Andersen LLP.

     23.2    ---  Consent of Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                  (included in Exhibit 5.1).

   **23.3    ---  Consent of Netherland, Sewell & Associates, Inc.

   **23.4    ---  Consent of McDaniel & Associates Consultants, Ltd.

   **23.5    ---  Consent of Ryder Scott Company.

     24.1    ---  Power of Attorney (set forth on the signature pages
                  contained in Part II of this Registration Statement).

   **25.1    ---  Statement of Eligibility and Qualification on Form T-
                  1 of U.S. Bank Trust National Association.

    *25.2    ---  Statement of Eligibility and Qualification on Form T-
                  1 of Norwest Bank Minnesota, National Association.

   **99.1    ---  Form of Letter of Transmittal and related documents.

_____________
* Filed herewith
**   Previously filed